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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 27, 2005
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


              Maryland                  0-19065                52-1532952
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(State or other jurisdiction       (Commission file           (IRS Employer
of incorporation)                       number)          Identification Number)


17801 Georgia Avenue, Olney, Maryland  20832
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

         Sandy Spring Bancorp, Inc. ("Bancorp") has established the Sandy Spring Bancorp 2005 Omnibus Stock Plan (the "2005 Stock Plan"), which was approved by shareholders at Bancorp's 2005 annual meeting on April 20, 2005. The 2005 Stock Plan authorizes awards for up to 1,800,000 shares of Bancorp common stock over its ten-year term. No awards have yet been granted under the Stock Plan, and no person yet has any rights under the Stock Plan enforceable against Bancorp.

         The Stock Plan replaces the Sandy Spring Bancorp, Inc. 1999 Stock Option Plan, as amended (the "1999 Plan").Options issued under the 1999 Plan and Bancorp's 1992 Stock Option Plan continue in effect and will be subject to the requirements of those plans, but no new options will be granted under them.

         The 2005 Stock Plan is administered by a committee (the "Committee") of at least three members. All members of the Committee must be independent directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the members of the Board who are independent directors, acting as the Committee. Subject to the terms of the 2005 Stock Plan, the Committee has the authority to select participants and to grant options and other awards under the 2005 Stock Plan, to determine the terms of those awards, and otherwise to administer and interpret the 2005 Stock Plan. Decisions of the Committee are final and conclusive. The Board currently intends to administer the Plan directly with the advice of the Human Resources Committee.

         The Committee may grant options that qualify as incentive stock options under the Internal Revenue Code ("ISO's"), other stock options ("Non-ISO's"), stock appreciation rights ("SARs"), and restricted stock under the 2005 Stock Plan to directors and key employees designated by the Committee. The amount and value of awards that may be made in the future to directors and named executive officers are not yet determinable.

         The 2005 Stock Plan reserves authorized but unissued shares of common stock for issuance upon the exercise of options SARs, or the grant of restricted stock. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by Bancorp, the number and kind of shares of stock as to which options, SARs and restricted stock may be awarded under the 2005 Stock Plan, the affected terms of all outstanding options, SARs and shares of restricted stock, and the aggregate number of shares of common stock remaining available for grant under the 2005 Stock Plan will be adjusted. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the 2005 Stock Plan, provided that, in the case of an SAR granted in conjunction with an option, under circumstances in which the exercise of the SAR results in termination of the option and vice versa, only the number of shares of common stock subject to the option shall be charged against the aggregate number of shares of common stock remaining available under the 2005 Stock Plan. If awards should expire, become unexercisable, or be forfeited for any reason without having been exercised or become vested in full, the shares of common stock subject to such awards shall, unless the 2005 Stock Plan shall have been terminated, be available for the grant of additional awards under the 2005 Stock Plan.

         The 2005 Stock Plan has a term of 10 years from the date of its approval by Shareholders, after which date no awards may be granted. The maximum term for an award is ten years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the common stock on the date of grant. The expiration of the 2005 Stock Plan, or its termination by the Committee, will not affect any award then outstanding.

         No awards under the 2005 Stock Plan may be repriced or exchanged for awards with lower exercise prices without the approval of shareholders.

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         The exercise price of options may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding common stock on the date of grant, the option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the common stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all stock plans of Bancorp and of any subsidiary) exceeds $100,000, the options will be treated as Non-ISOs, and not as ISOs.

         An SAR may be granted in tandem with all or part of any option granted under the 2005 Stock Plan or without any relationship to any option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with options, the optionee's exercise of the SAR cancels his right to exercise the option, and vice versa. Regardless of whether an SAR is granted in tandem with an option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of common stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with options, the exercise price). This difference is payable in cash or common stock or a combination of cash and stock as determined by the Committee. The exercise price as to any particular SAR shall not be less than the fair market value of the optioned shares on the date of grant.

         The exercise of options and SARs will be subject to the terms and conditions established by the Committee in a written agreement between the Committee and the optionee. In the absence of Committee action to the contrary:
(A) an otherwise unexpired ISO shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 2005 Stock Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 2005 Stock Plan), (ii) a director's removal from the board of Bancorp or Sandy Spring Bank, (iii) the date three months after an employee or director terminates service for a reason other than just cause, removal, death, or disability, or (iv) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death. Notwithstanding the provisions of any option which provides for its exercise in installments as designated by the Committee, such option shall become immediately exercisable upon the optionee's death or permanent and total disability. Although directors and executive officers of Bancorp generally would be prohibited from profiting from certain purchases and sales of shares within any six-month period under the federal securities laws, they generally will not be prohibited by such laws from exercising options and immediately selling the shares they receive, provided at least six months elapses between the grant of the option and the sale of the common stock purchased on exercise of the option. As a result, officers, like Bancorp's and its affiliates' other participating employees, generally will be permitted to benefit in the event the market price for the shares exceeds the exercise price of their options, without being subject to loss in the event the market price falls below the exercise price.

         An otherwise exercisable SAR may be exercised only during the period beginning on the third business day following the release for publication of Bancorp's quarterly or annual financial information, and ending on the twelfth business day following such date. In no event, however, will any option or SAR be exercisable after its expiration date, as to fractional shares of common stock, or prior to the optionee's satisfaction of any income tax withholding requirements.

         A participant may exercise options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the option or SAR with respect to a specified number of shares of common stock, and (ii) in the case of options, payment to Bancorp (contemporaneously with delivery of such notice) in cash, in common stock, or a combination of cash and common stock, of the amount of the exercise price for the number of shares with respect to which the option is then being exercised, provided that Common Stock acquired by exercise of stock options within the preceding six months, or restricted stock Awards that have vested within such period, may not be delivered in payment of the exercise price of an option. Common stock utilized in full or partial payment of the exercise price for options shall be valued at its market value at the date of exercise.

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         The Committee has discretion at the time of making a restricted stock grant to determine a period of up to five years during which the shares granted will be subject to restrictions, and the conditions that must be satisfied in order for the shares of restricted stock to become unrestricted (i.e., vested and nonforfeitable). For example, the Committee may condition vesting upon a grantee's continued employment or upon the grantee's attainment of specific corporate, divisional, or individual performance standards or goals. However, the minimum vesting period for restricted stock is three years if the vesting is based solely on the passage of time and continued employment, although vesting may occur ratably over such period; and the minimum measurement date for vesting of restricted stock based upon performance criteria is one year.

         The Committee shall determine the percentage of the award of restricted stock which shall vest in the event of death, disability, or retirement prior to the expiration of the restriction period or the satisfaction of the restrictions applicable to an award of restricted stock. Neither Stock Option Committee nor the Board will have the authority, without shareholder approval, to accelerate the vesting period of restricted stock other than in the event of a change in control of Bancorp or the death, disability, retirement, or termination of employment of the participant.

         Until a grantee's interest vests, his or her restricted stock is nontransferable and forfeitable. Nevertheless, the grantee is entitled to vote the restricted stock and to receive dividends and other distributions made with respect to the restricted stock. To the extent that a grantee becomes vested in his or her restricted stock at any time during the restriction period and has satisfied applicable income tax withholding obligations, Bancorp will deliver unrestricted shares of common stock to the grantee. At the end of the restriction period, the grantee will forfeit to Bancorp any shares of restricted stock as to which he or she did not earn a vested interest during the restriction period.

         Upon a change in control, all options and SARs are immediately exercisable and fully vested, and all shares of restricted stock become fully vested. At that time, the Committee may grant the optionee the right to receive a cash payment in an amount equal to the excess of the market value of the shares subject to an option over the exercise price of the option. If there is
(i) a liquidation or dissolution of Bancorp, (ii) a merger or consolidation in which Bancorp is not the surviving entity; or (iii) the sale or disposition of all or substantially all of Bancorp's assets, then all of the outstanding options must be surrendered in return for options for shares of the acquiring company, shares of the acquiring company with a market value equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, or cash equal to the excess of the market value of the shares subject to option on the date of the transaction over the exercise price of the option, as determined by the Committee. In no event, however, may an option be exchanged for cash or an SAR exercised within the six-month period following the date of its grant.

         A change in control under the 2005 Stock Plan means any one of the following events: (1) the acquisition of ownership or control of 25% or more of any class of voting securities of Bancorp or Sandy Spring Bank; (2) the exercise of a controlling influence over the management or policies of Sandy Spring Bank or Bancorp by any person or by persons acting as a group within the meaning of
Section 13(d) of the Securities Exchange Act of 1934, or (3) the failure of Continuing Directors to constitute at least two-thirds of the Board of Bancorp or Sandy Spring Bank during any period of two consecutive years. A change in control does not include acquisition of ownership or control of voting securities of Bancorp by an employee benefit plan sponsored by Bancorp or Sandy Spring Bank; acquisition of voting securities by Bancorp through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to Bancorp in a reorganization, such as a re-incorporation, that does not have the purpose or effect of significantly changing voting power or control. Continuing directors are those individuals who were directors at the Effective Date of the 2005 Stock Plan and those other individuals whose election or nomination for election as a director was approved by a vote of at least two-thirds of the continuing directors then in office. An offer to effect a change in control means any offer to buy or acquire, solicitation of an offer to sell, tender offer for, or request of invitation for tenders of, 25% or more of any class of voting securities of Bancorp for value. The decision of the Committee as to whether a change in control has occurred or an offer to effect a change in control has been received is conclusive and binding.

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         ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a qualified domestic relations order. Other awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a qualified domestic relations order, or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

         The Committee has the authority to impose restrictions on shares issued under the 2005 Stock Plan that it deems appropriate or desirable, including the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. The Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that an optionee or grantee make certain representations or warranties. In addition, no shares that have been acquired upon exercise of an option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the option was granted.

         The Board may from time to time amend the terms of the 2005 Stock Plan and, with respect to any shares at the time not subject to options, suspend or terminate the 2005 Stock Plan. Shareholder approval is required for an amendment that would increase the number of shares subject to the 2005 Stock Plan or that would extend the term of the 2005 Stock Plan. No amendment, suspension or termination of the 2005 Stock Plan will, without the consent of any affected holders of an option, alter or impair any rights or obligations under the option.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Sandy Spring Bancorp, Inc. and Sandy Spring Bank 2005 Omnibus Stock Plan

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SANDY SPRING BANCORP, INC.
                                            By:    Hunter R. Hollar
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                                                  Hunter R. Hollar
                                                  President and
                                                  Chief Executive Officer

Dated: June 27, 2005